UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2011
Thermo Fisher Scientific Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8002	04-2209186

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

81 Wyman Street Waltham, Massachusetts	02451

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 622-1000
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.2

We are filing this Amendment No. 1 to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on July 12, 2011 (the “Original 8-K”) in order to add Exhibit 23.2. All other information contained in the Original 8-K, including pursuant to Item 8.01 and Item 9.01, is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date: August 9, 2011	By:	/s/ Seth H. Hoogasion

		Name:	Seth H. Hoogasian
		Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.*

23.2	Consent of PricewaterhouseCoopers LLP.**

99.1	Form 10-K Item 6. Selected Financial Data, Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Form 10-K Item 8. Financial Statements and Schedules.*

101.INS	XBRL Instance Document.*

101.SCH	XBRL Taxonomy Extension Schema Document.*

101.CAL	XBRL Taxonomy Calculation Linkbase Document.*

101.DEF	XBRL Taxonomy Definition Linkbase Document.*

101.LAB	XBRL Taxonomy Label Linkbase Document.*

101.PRE	XBRL Taxonomy Presentation Linkbase Document.*

*	Previously filed with Original 8-K

**	Filed herewith